UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

FIRST PULASKI NATIONAL CORPORATION
 (Exact Name of registrant as specified in charter)

Tennessee                            0-10974                        62-1110294
(State or other jurisdiction of                          (Commission                           I.R.S. Employer
incorporation)                                      File Number)                         Identification No.)

                            206 South First Street
                              Pulaski, Tennessee                                                               38478
                   (Address of principal executive offices)                                                                    (Zip Code)

(931)-363-2585
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of
                     Principal Officers

(b)     Effective at the 2006 Annual Meeting of First Pulaski National Corporation, a Tennessee corporation (the "Company") on April 27, 2006, Johnny Bevill, a member of the Company's board of directors, retired from the Company's board of directors.  Also, Linda Lee Rogers and R. Whitney Stevens, Jr. were newly elected to the Company's board of directors at the 2006 Annual Meeting. In connection therewith, the Company's board of directors approved a resolution to set the size of the board of directors at twelve members effective upon the retirement of Mr. Bevill and the election of Ms. Rogers and Mr. Stevens.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                          FIRST PULASKI NATIONAL CORPORATION

                                                                          By:/s/Mark A. Hayes
                                                                               Mark A. Hayes
                                                                               Chief Executive Officer

Date: April 27, 2006